Exhibit 99.1

CHAINCE DIGITAL HOLDINGS INC.

1251 Avenue of the Americas, Floor 41

New York, NY 10020

NOTICE OF 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held at 10:00 a.m. Eastern Time

on August 24, 2026

(Record Date – July 14, 2026)

To the Shareholders of Chaince Digital Holdings Inc.:

This notice to shareholders is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Chaince Digital Holdings Inc. (the “Company”) at the 2026 Annual General Meeting of Shareholders of the Company (the “Meeting”) and at all adjournments and postponements thereof. The Meeting will be held on August 24, 2026, at 10:00 a.m., Eastern Time, in person at 1251 Avenue of the Americas, Floor 41, New York, NY 10020 and virtually via the Internet. You will be able to attend the Meeting virtually and to vote and submit questions during the Meeting by registering in advance at https://meeting.vstocktransfer.com/CHAINCEAUG26.

At the Meeting, you will be asked to consider and, if thought fit, pass and approve the following proposals:

1.	By way of separate ordinary resolutions, that (a) Dr. Alan Curtis and Mr. Hui Cheng be re-elected to serve as independent directors of the Company, (b) Mr. Shi Qiu be re-elected to serve as a director of the Company, (c) Mr. Jialin Li be elected to serve as an independent director of the Company as the successor to Mr. Peter Nobel, and (d) Mr. Gregory McGillis be elected to serve as an additional director of the Company (Dr. Curtis, Mr. Cheng and Mr. Li, collectively, the “Independent Director Nominees” and, together with Mr. Qiu and Mr. McGillis, the “Director Nominees”), with each Director Nominee to hold office until his successor is elected or appointed or his office is otherwise vacated in accordance with the Company’s memorandum and articles of association then in effect (“Proposal One”);

2.	By way of an ordinary resolution, to ratify the selection of Tang Qian & Associates PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal Two”);

3.	By way of an ordinary resolution, to increase the authorized share capital of the Company from US$4,000,000 divided into 1,000,000,000 Ordinary Shares, par value US$0.004 per share, to US$80,000,000 divided into 20,000,000,000 Ordinary Shares, par value US$0.004 per share, by the creation of an additional 19,000,000,000 Ordinary Shares, par value US$0.004 per share, ranking pari passu in all respects with the existing Ordinary Shares, and to amend Clause 6 of the Company’s Fifth Amended and Restated Memorandum of Association in the form set out in Appendix A solely to reflect the foregoing increase in authorized share capital (“Proposal Three”);

4.	By way of an ordinary resolution, to authorize the Board, in its discretion and without further shareholder approval, to effect one or more share consolidations (reverse stock splits) of the Company’s issued and unissued Ordinary Shares (each, a “Share Consolidation”) at any time or from time to time on or before the third anniversary of the date of the Meeting, at such ratio or ratios of not less than 2:1 and not greater than 200:1 for each Share Consolidation and at such effective time or times as the Board may determine in its sole discretion; provided that the aggregate cumulative ratio of all Share Consolidations, if any, effected pursuant to this authority shall be not greater than 4,000:1; and to authorize the Board to determine the treatment of fractional shares and, to the extent permitted by Cayman Islands law and the Company’s memorandum and articles of association then in effect, make any corresponding proportionate adjustment to the number of authorized Ordinary Shares and the par value of each Ordinary Share (“Proposal Four”);

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OR RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES UNDER PROPOSAL ONE AND “FOR” EACH OF PROPOSALS TWO, THREE AND FOUR.

Holders of record of the Company’s ordinary shares of a par value of US$0.004 each (“Ordinary Shares”) at the close of business on July 14, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote.

Your vote is important, regardless of the number of Ordinary Shares you own. Whether or not you plan to attend the Meeting in person or virtually via the Internet, it is strongly recommended that you complete the enclosed Proxy Card in accordance with the instructions on the Proxy Card and return it no later than 48 hours before the time appointed for the Meeting to ensure that your Ordinary Shares will be represented at the Meeting if you are unable to attend.

The Company’s Register of Members will be available for inspection by Members to the extent required by applicable law and the Company’s Fifth Amended and Restated Memorandum and Articles of Association.

This notice and the enclosed Proxy Card and related proxy materials are first being mailed or otherwise made available to shareholders of the Company on July 29, 2026.

You are urged to review carefully the information contained in the enclosed proxy materials prior to deciding how to vote your Ordinary Shares.

By Order of the Board,

/s/ Shi Qiu
Shi Qiu
Director of the Board
July 22, 2026

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OR RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES UNDER PROPOSAL ONE AND “FOR” EACH OF PROPOSALS TWO, THREE AND FOUR.

Important Notice Regarding the Availability of Proxy Materials

for the Annual General Meeting to Be Held at 10:00 a.m. Eastern Time on August 24, 2026

The Notice of 2026 Annual General Meeting of Shareholders, the accompanying Proxy Statement, the related Proxy Card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at www.sec.gov.

APPENDIX A — FORM OF AMENDMENT TO FIFTH AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

CHAINCE DIGITAL HOLDINGS INC.

Notice to Shareholders

2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS

to be held at 10:00 a.m., Eastern Time, on August 24, 2026 in person at

1251 Avenue of the Americas, Floor 41, New York, NY 10020 and virtually via the Internet

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these proxy materials?

These proxy materials describe the proposals on which our Board would like you, as a shareholder, to vote on at the 2026 Annual General Meeting of Shareholders of the Company (the “Meeting”), which will take place on August 24, 2026 at 10:00 a.m., Eastern Time, in person at 1251 Avenue of the Americas, Floor 41, New York, NY 10020 and virtually via the Internet. You will be able to attend the Meeting virtually and to vote and submit questions during the Meeting by registering in advance at https://meeting.vstocktransfer.com/CHAINCEAUG26.

Shareholders are being asked to consider and, if thought fit, pass and approve proposals to (i) re-elect Dr. Alan Curtis and Mr. Hui Cheng as independent directors, re-elect Mr. Shi Qiu as a director, elect Mr. Jialin Li as an independent director as the successor to Mr. Peter Nobel, and elect Mr. Gregory McGillis as an additional director, with each Director Nominee to hold office until his successor is elected or appointed or his office is otherwise vacated in accordance with the Company’s Fifth Amended and Restated Memorandum and Articles of Association; (ii) ratify the selection of Tang Qian & Associates PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) increase the Company’s authorized share capital from US$4,000,000 divided into 1,000,000,000 Ordinary Shares, par value US$0.004 per share, to US$80,000,000 divided into 20,000,000,000 Ordinary Shares, par value US$0.004 per share, by creating an additional 19,000,000,000 Ordinary Shares, par value US$0.004 per share, ranking pari passu in all respects with the existing Ordinary Shares, and amend Clause 6 of the Company’s Fifth Amended and Restated Memorandum of Association in the form set out in Appendix A to reflect the foregoing increase in authorized share capital; (iv) authorize the Board, in its discretion and without further shareholder approval, to effect one or more share consolidations (reverse stock splits) of the Company’s issued and unissued Ordinary Shares (each, a “Share Consolidation”) at any time or from time to time on or before the third anniversary of the Meeting, at such ratio or ratios of not less than 2:1 and not greater than 200:1 for each Share Consolidation and at such effective time or times as the Board may determine in its sole discretion; provided that the aggregate cumulative ratio of all Share Consolidations, if any, effected pursuant to this authority shall be not greater than 4,000:1, and to determine the treatment of fractional shares, and, to the extent permitted by Cayman law and the Company’s memorandum and articles of association then in effect, make any corresponding proportionate adjustment to the number of authorized Ordinary Shares and the par value of each Ordinary Share; and (v) transact such other business as may properly come before the Meeting or any adjournment thereof.

This Notice and these proxy materials also give you information on the proposals so that you can make an informed decision. You should read them carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing these proxy materials.

In these proxy materials, we refer to Chaince Digital Holdings Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at this Meeting?

Shareholders who are registered holders of our Ordinary Shares on July 14, 2026 (the “Record Date”) may attend and vote at this Meeting. There were 79,443,800 Ordinary Shares issued and outstanding on the Record Date. Each Ordinary Share entitles its holder to one vote on each matter submitted to shareholders.

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What is the proxy card?

The Proxy Card enables you to appoint a proxy, including the proxyholder or proxyholders named in the Proxy Card, as your representative at this Meeting. By completing and returning the Proxy Card, you are authorizing this representative to vote your Ordinary Shares at the Meeting in accordance with your instructions indicated on the Proxy Card.

How does the Board recommend that I vote?

The Board unanimously recommends that shareholders vote “FOR” the election or re-election of each of the Director Nominees under Proposal One and “FOR” each of Proposals Two, Three and Four.

Which proposals are routine or non-routine for broker voting purposes?

We expect Proposal Two, the ratification of the selection of Tang Qian & Associates PLLC as the Company’s independent registered public accounting firm, to be considered a routine matter under applicable broker voting rules. Accordingly, if your Ordinary Shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may have discretionary authority to vote your Ordinary Shares on Proposal Two. We expect Proposals One, Three and Four to be considered non-routine matters. Accordingly, if your Ordinary Shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will not be permitted to vote your Ordinary Shares on Proposals One, Three or Four.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Certain of our shareholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record/Registered Shareholders

If, on the Record Date, your shares were registered directly in your name on the register of members, you are a “shareholder of record” who may vote directly at the Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed Proxy Card or voting in person or virtually via the Internet at the Meeting. Whether or not you plan to attend the Meeting virtually via the Internet or in person, please complete, date, sign and return the enclosed proxy card to ensure that your vote is counted. Completing the proxy card in accordance with the instructions set forth on the proxy card will not deprive you of your right to attend the Meeting and vote your Ordinary Shares in person or virtually via the Internet.

Beneficial Owner

If, on the Record Date, your Ordinary Shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of Ordinary Shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your Ordinary Shares and to attend the Meeting. However, since you are not the shareholder of record, you may not vote these Ordinary Shares in person or virtually via the Internet at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with these proxy materials; however, you will not be able to vote in person or virtually via the Internet at the Meeting.

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How do shareholders of record vote?

If you were a shareholder of record of the Company’s Ordinary Shares on the Record Date, you may vote at the Meeting, by attending the Meeting in person or virtually via the Internet, or by submitting a proxy. Completing the proxy card in accordance with the instructions set forth on the proxy card will not deprive you of your right to attend the Meeting and vote your Ordinary Shares in person or virtually via the Internet. Each Ordinary Share that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1) You may submit your proxy by mail. You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted in accordance with your instructions. Your vote by mail must be received no later than 11:59 p.m. Eastern Time on August 21, 2026, which is at least 48 hours before the time appointed for the Meeting.

We encourage you to examine your proxy card closely to make sure you are voting all of your Ordinary Shares in the Company.

If you return a signed proxy card, but do not provide voting instructions, your shares will be voted:

●	FOR the election or re-election of each of the Director Nominees under Proposal One;
●	FOR each of Proposals Two, Three and Four.

You may mail your proxy card to the following address:

VStock Transfer LLC, 18 Lafayette Place, Woodmere, NY 11598-9808.

(2) You may submit your proxy electronically. You may submit your proxy electronically only by the method or methods specified on the Proxy Card and in VStock’s related instructions. Any electronic proxy must be received no later than 11:59 p.m. Eastern Time on August 21, 2026, which is at least 48 hours before the time appointed for the Meeting.

(3) You may vote at the Meeting. Any shareholder of record may vote at the Meeting in person or virtually via the Internet. Shareholders attending virtually may vote through the virtual-meeting platform in accordance with VStock’s instructions. A control number may be required.

How do beneficial owners vote?

If you hold your shares through a bank, broker, or other nominee (i.e., as a “beneficial owner”), you will not be able to vote your shares directly through the procedures described above for shareholders of record. To vote, you must follow the instructions provided by your bank, broker, or nominee.

If you wish to vote at the Meeting, you will need to obtain a Legal Proxy from your bank, broker or nominee giving you the right to vote your shares at the Meeting. Once you have obtained your Legal Proxy, you must submit that document with a voting document indicating your vote to vote@vstocktransfer.com.

Please note that we cannot accept a beneficial holder’s vote during the Meeting unless both the Legal Proxy and completed proxy card have been received in advance.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in these proxy materials, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided in accordance with the instructions on the proxy card or submit it electronically using the method specified on the Proxy Card.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by attending this Meeting in person or virtually via the Internet and voting at the Meeting.

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What does it mean if I receive more than one proxy card?

You may have multiple accounts with brokerage firms. Please sign and return all proxy cards to ensure that all of your Ordinary Shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the shareholder desires to vote will be voted “FOR” the election or re-election of each Director Nominee under Proposal One and “FOR” Proposals Two, Three and Four and, with respect to any other matter properly presented at the Meeting, in the discretion of the proxyholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person or virtually via the Internet at this Meeting. However, if your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may have discretionary authority to vote your shares on Proposal Two, which we expect to be considered a routine matter under applicable broker voting rules.

How many votes are required to elect the Director Nominees as Directors of the Company?

Each Director Nominee will be elected or re-elected if a simple majority of the votes cast by holders of Ordinary Shares represented in person or by proxy and entitled to vote with respect to that Director Nominee are cast “FOR” the election or re-election of that Director Nominee. Each Director Nominee will be voted upon separately.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact the Company at mfhny@chaincedigital.com with any questions about proposals described in these proxy materials or how to execute your vote.

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THE ANNUAL GENERAL MEETING

General

We are furnishing these proxy materials to you, as a registered shareholder of Chaince Digital Holdings Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on August 24, 2026 at 10:00 a.m. Eastern Time, in person at 1251 Avenue of the Americas, Floor 41, New York, NY 10020 and virtually via the Internet, and at any adjournment or postponement thereof. These proxy materials are first being furnished to shareholders on or about July 29, 2026. These proxy materials provide you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held at 10:00 a.m., Eastern Time on August 24, 2026, at 1251 Avenue of the Americas, Floor 41, New York, NY 10020 and virtually via the Internet, or at such other date, time and place to which the Meeting may be adjourned or postponed. You will be able to attend the Meeting in person or virtually via the Internet and vote and submit questions during the Meeting.

Purpose of the Meeting

At the Meeting, the Company will ask shareholders to consider and vote on the following proposals:

1.	By way of separate ordinary resolutions, that (a) Dr. Alan Curtis and Mr. Hui Cheng be re-elected to serve as independent directors of the Company, (b) Mr. Shi Qiu be re-elected to serve as a director of the Company, (c) Mr. Jialin Li be elected to serve as an independent director of the Company as the successor to Mr. Peter Nobel, and (d) Mr. Gregory McGillis be elected to serve as an additional director of the Company (Dr. Curtis, Mr. Cheng and Mr. Li, collectively, the “Independent Director Nominees” and, together with Mr. Qiu and Mr. McGillis, the “Director Nominees”), with each Director Nominee to hold office until his successor is elected or appointed or his office is otherwise vacated in accordance with the Company’s memorandum and articles of association then in effect (“Proposal One”);

2.	By way of an ordinary resolution, to ratify the selection of Tang Qian & Associates PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal Two”);

3.	By way of an ordinary resolution, to increase the authorized share capital of the Company from US$4,000,000 divided into 1,000,000,000 Ordinary Shares, par value US$0.004 per share, to US$80,000,000 divided into 20,000,000,000 Ordinary Shares, par value US$0.004 per share, by the creation of an additional 19,000,000,000 Ordinary Shares, par value US$0.004 per share, ranking pari passu in all respects with the existing Ordinary Shares, and to amend Clause 6 of the Company’s Fifth Amended and Restated Memorandum of Association in the form set out in Appendix A solely to reflect the foregoing increase in authorized share capital (“Proposal Three”);

4.	By way of an ordinary resolution, to authorize the Board, in its discretion and without further shareholder approval, to effect one or more share consolidations (reverse stock splits) of the Company’s issued and unissued Ordinary Shares (each, a “Share Consolidation”) at any time or from time to time on or before the third anniversary of the Meeting, at such ratio or ratios of not less than 2:1 and not greater than 200:1 for each Share Consolidation and at such effective time or times as the Board may determine in its sole discretion; provided that the aggregate cumulative ratio of all Share Consolidations, if any, effected pursuant to this authority shall be not greater than 4,000:1; and to authorize the Board to determine the treatment of fractional shares and, to the extent permitted by Cayman law and the Company’s memorandum and articles of association then in effect, make any corresponding proportionate adjustment to the number of authorized Ordinary Shares and the par value of each Ordinary Share (“Proposal Four”); and

5.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Record Date and Voting Power

Our Board fixed the close of business on July 14, 2026, as the record date for the determination of the issued and outstanding Ordinary Shares entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 79,443,800 Ordinary Shares issued and outstanding. Each Ordinary Share entitles the holder thereof to one vote. Accordingly, a total of 79,443,800 votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present at the Meeting if two Members entitled to vote are present in person or by proxy and represent not less than one-third in nominal value of the total issued voting shares of the Company throughout the Meeting.

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Each separate resolution relating to a Director Nominee under Proposal One requires, and each of Proposals Two, Three and Four requires, the affirmative vote of a simple majority of the votes cast by holders of Ordinary Shares represented in person or by proxy and entitled to vote on the applicable matter at the Meeting.

Abstentions and broker non-votes, if any, will not be treated as votes cast on the applicable matter.

We expect Proposal Two to be considered a routine matter under applicable broker voting rules. Accordingly, if your Ordinary Shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may have discretionary authority to vote your Ordinary Shares on Proposal Two. We expect Proposals One, Three and Four to be considered non-routine matters, and brokers, banks and other nominees will not be permitted to vote uninstructed shares on those proposals.

Revocability of Proxies

Any proxy may be revoked by the shareholder of record giving it at any time before it is voted. A proxy may be revoked by (A) sending VStock Transfer LLC, 18 Lafayette Place, Woodmere, NY 11598-9808, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending this Meeting in person or virtually via the Internet and voting during the Meeting.

If the shares are held by the broker or bank as a nominee or agent, the beneficial owners should follow the instructions provided by their broker or bank.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing these proxy materials and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our issued and outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, electronic communication and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Cayman Islands law nor our Fifth Amended and Restated Memorandum and Articles of Association provides for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions about Voting Your Shares

You can contact the Company at mfhny@chaincedigital.com with any questions about proposals described in these proxy materials or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at 1251 Avenue of the Americas, Floor 41, New York, NY 10020.

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PROPOSAL ONE — ELECTION OR RE-ELECTION OF DIRECTORS

The Director Nominees listed below have been nominated by the Nominating and Corporate Governance Committee and approved by our Board to stand for election or re-election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election or re-election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any Director Nominee becomes unavailable for election or re-election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Dr. Alan Curtis, Mr. Hui Cheng and Mr. Shi Qiu currently serve as directors of the Company and have been nominated for re-election. Mr. Jialin Li and Mr. Gregory McGillis do not currently serve on the Board. Mr. Li has been nominated for election as an independent director as the successor to Mr. Peter Nobel, and Mr. McGillis has been nominated for election as an additional director. If elected by the shareholders, Mr. Li and Mr. McGillis will join the Board effective upon their respective elections at the Meeting.

Mr. Peter Nobel currently serves as an independent director of the Company. The Company has determined not to nominate Mr. Nobel for re-election to the Board at the Meeting. Mr. Nobel has not resigned from the Board and is expected to continue serving on the Board as an independent director until Mr. Jialin Li is elected at the Meeting. Mr. Nobel is not expected to seek to continue serving on the Board following the Meeting. If Mr. Jialin Li is elected at the Meeting, Mr. Li will succeed Mr. Nobel on the Board, and Mr. Nobel’s service on the Board will end upon Mr. Li’s election. The Company is not aware of any disagreement between Mr. Nobel and the Company regarding the Company’s operations, policies or practices.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors (including the Director Nominees) provide our Board with the expertise and experience necessary to advance the interests of our shareholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

The Director Nominees recommended by the Board are as follows:

Name	Age	Nominated Position
Mr. Shi Qiu	34	Director
Mr. Hui Cheng	33	Independent Director
Dr. Alan Curtis	82	Independent Director
Mr. Gregory McGillis	64	Director
Mr. Jialin Li	34	Independent Director

Information Regarding the Company’s Directors and the Director Nominees

Independent Director and Chairman: Dr. Alan Curtis

Dr. Alan Curtis, age 82, has served as a public safety advisor to Presidents Lyndon B. Johnson and Jimmy Carter. Since 1968, Curtis has served on the National Advisory Commission on Civil Disorders. In 1969, Dr. Curtis was appointed as an assistant director of the Crimes of Violence Task Force on President Lyndon B. Johnson’s National Commission on the Causes and Prevention of Violence. Between 1977 and 1981, Dr. Curtis served as executive director of President Jimmy Carter’s Urban and Regional Policy Group and as an urban policy advisor to the Secretary of Housing and Urban Development. In 1981, Dr. Curtis was named founding president and chief executive officer of the Milton S. Eisenhower Foundation, which identifies, funds, evaluates, and builds evidence-based programs for disadvantaged American youth and families. Dr. Curtis holds an A.B. in Economics from Harvard, an M.Sc. in Economics from the University of London and a Ph.D. in Criminology and Urban Policy from the University of Pennsylvania.

Dr. Curtis has served as an independent director of the Company since November 2022.

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Independent Director Nominee: Jialin Li

Mr. Jialin Li, age 34, has over ten years of experience in electronics manufacturing and process engineering. Since March 2022, Mr. Li has served as an Assistant Process Engineer (PE) at Shenzhen Diantong Weichuang Microelectronics Co., Ltd., a microelectronics company based in Shenzhen, China. From February 2016 to February 2022, he served as a PE Technician and Production Team Leader at Shenzhen Jiuzhou Optoelectronics Technology Co., Ltd., where he was responsible for process engineering support and production line supervision. From September 2015 to February 2016, he completed an information technology training program at iSoftStone Zhongguancun Training Base in Beijing. From July 2012 to September 2015, he worked in real estate marketing at Gansu Tianyuan Real Estate Co., Ltd., and from July 2011 to July 2012, he completed an automotive technology internship at Chongqing Lifan Group. Mr. Li graduated from Chengdu University of Technology, where he studied automotive repair.

Mr. Li does not currently serve as a director of the Company. If elected by the shareholders at the Meeting, Mr. Li will begin serving as an independent director as the successor to Mr. Peter Nobel, effective upon his election.

Independent Director: Mr. Hui Cheng

Mr. Hui Cheng, age 33, is experienced in financial management, angel investment and risk management. From 2016 to 2018, Mr. Hui Cheng worked at IDG Capital, a well-known venture capital fund, as a Senior Associate, responsible for the company’s pre-investment financial due diligence and post-investment financial risk control. In 2018, he joined Qudian Group (NYSE: QD), the first consumer finance enterprise in China, as the special assistant to the CEO, responsible for the risk control business of “Baida Automobile”, an automotive consumer finance platform. From 2019 to 2022, Mr. Hui Cheng worked at Kuaishou Technology (SEHK:01024), a world-renowned short video platform, as a Global Operations professional, responsible for marketing and localization operations in Latin America and Southeast Asia.

Mr. Cheng graduated from Tsinghua University with a Bachelor’s Degree in Physics and a Master’s Degree in Management. Mr. Hui Cheng has served as an independent director of the Company since November 2022.

Director and Chief Executive Officer: Mr. Shi Qiu

Mr. Shi Qiu, age 34, is an entrepreneur with experience in corporate management and business innovation in various industries, such as the media, fintech, and blockchain industries. From September 2015 to May 2018, Mr. Qiu co-founded and served as a Vice President of Newstyle Media Group, which received strategic investments from certain well-known technology companies in the PRC. Newstyle Media Group produced the Asian TV series “The Untamed”, which is currently available worldwide on the online streaming platform Netflix. From June 2018 to October 2018, Mr. Qiu served as the Head of Blockchain Business of North Mining Limited (HK:0433). From November 2021 until November 2022, Mr. Qiu served as the Chief Technology Officer (the CTO) of Singularity Future Technology (NASDAQ: SGLY).

Mr. Qiu received a Bachelor’s Degree in Risk Management and Actuary from Zhejiang University and a Master’s Degree in Government Management and Public Policy from Tsinghua University. Since May 2022, Mr. Qiu has served as Chief Executive Officer and a director of the Company.

Director Nominee: Mr. Gregory McGillis

Mr. Gregory McGillis, age 64, has over 30 years of experience in communications, change management, and security governance across the education sector, the Canadian federal public service, and national labor organizations. Since 2022, Mr. McGillis has served as Principal of McGillis Communications, providing communications and executive coaching services. From 2019 to 2022, he served as Manager of the Business Oversight Office, Security Management & Governance, at Shared Services Canada, where he led security governance, risk management, and process improvement initiatives. From 2016 to 2019, he served as Regional Executive Vice President of the Public Service Alliance of Canada, a 220,000-member national union, where he was a member of the Alliance Executive Committee and oversaw a CAD $50 million annual budget. Prior to that, he held communications management positions at Shared Services Canada (2011-2016), Indian Affairs and Northern Development Canada (2011), and Human Resources and Skills Development Canada (2008-2011), and served as Senior Communications Advisor to the International Joint Commission. Mr. McGillis holds a Bachelor of Arts (cum laude) in English from the University of Ottawa, a Bachelor of Education from the University of Windsor, and completed graduate studies at Queen’s University.

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Mr. McGillis does not currently serve as a director of the Company. If elected by the shareholders at the Meeting, Mr. McGillis will begin serving as an additional director effective upon his election.

Vote Required

Each Director Nominee will be elected or re-elected if a simple majority of the votes cast by holders of Ordinary Shares represented in person or by proxy and entitled to vote with respect to that Director Nominee are cast “FOR” the election or re-election of that Director Nominee. Each Director Nominee will be voted upon separately. Accordingly, the failure of any one Director Nominee to receive the required vote will not affect the election of any other Director Nominee.

We expect Proposal One to be considered a non-routine matter under applicable broker voting rules. Accordingly, brokers, banks and other nominees will not be permitted to vote uninstructed shares on Proposal One, including with respect to any Director Nominee.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR” THE ELECTION OR RE-ELECTION OF EACH DIRECTOR NOMINEE UNDER PROPOSAL ONE.

Corporate Governance

Director Independence

Our Board reviewed the materiality of any relationship that each director and Director Nominee has with us, either directly or indirectly. Based on this review, the Board has determined that Dr. Alan Curtis and Mr. Hui Cheng meet the applicable independence requirements under Nasdaq Rule 5605(a)(2). In addition, each current member of the Audit Committee satisfies the independence requirements of Rule 10A-3 under the Exchange Act, as described below.

Based on its review of the information provided by Mr. Jialin Li, the Board has also determined that Mr. Li, if elected at the Meeting, will meet the applicable independence requirements under Nasdaq Rule 5605(a)(2) and the independence requirements of Rule 10A-3 under the Exchange Act. Accordingly, assuming all Director Nominees are elected and Mr. Li succeeds Mr. Nobel at the conclusion of the Meeting, Dr. Alan Curtis, Mr. Hui Cheng and Mr. Jialin Li are expected to serve as the Company’s independent directors following the Meeting.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of our consolidated financial statements. Our Audit Committee is responsible for, among other things:

●	selecting the independent auditor;

●	pre-approving auditing and non-auditing services permitted to be performed by the independent auditor;

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●	annually reviewing the independent auditor’s report describing the auditing firm’s internal quality control procedures, any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors and all relationships between the independent auditor and our company;

●	setting clear hiring policies for employees and former employees of the independent auditors;

●	reviewing with the independent auditor any audit problems or difficulties and management’s response;

●	reviewing and approving all related party transactions on an ongoing basis;

●	reviewing and discussing the annual audited consolidated financial statements with management and the independent auditor;

●	reviewing and discussing with management and the independent auditor’s major issues regarding accounting principles and financial statement presentations;

●	reviewing reports prepared by management or the independent auditors relating to significant financial reporting issues and judgments;

●	discussing earnings press releases with management, as well as financial information and earnings guidance provided to analysts and rating agencies;

●	reviewing with management and the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on our consolidated financial statements;

●	discussing policies with respect to risk assessment and risk management with management, internal auditors and the independent auditor;

●	timely reviewing reports from the independent auditor regarding all critical accounting policies and practices to be used by our company, all alternative treatments of financial information within U.S. GAAP that have been discussed with management and all other material written communications between the independent auditor and management;

●	establishing procedures for the receipt, retention and treatment of complaints received from our employees regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●	annually reviewing and reassessing the adequacy of our Audit Committee Charter;

●	such other matters that are specifically delegated to our Audit Committee by our Board of Directors from time to time;

●	meeting separately, periodically, with management, internal auditors and the independent auditor; and

●	reporting regularly to the full Board of Directors.

Our Audit Committee currently consists of Hui Cheng, Alan Curtis and Peter Nobel, with Hui Cheng as Chair of the Audit Committee.

We have determined that all the members of our Audit Committee satisfy the “independence” requirements of Rule 10A-3 under the Exchange Act and Nasdaq Rule 5605(a) and that Hui Cheng is an audit committee financial expert within the meaning of the regulations of the SEC.

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If Mr. Li is elected at the Meeting, Mr. Li will succeed Mr. Nobel on the Board, and Mr. Nobel’s service on the Board and as a member of the Audit Committee will end upon Mr. Li’s election.

Following the Meeting, assuming all Director Nominees are elected and Mr. Li succeeds Mr. Nobel, the Audit Committee is expected to consist of Hui Cheng, Alan Curtis and Jialin Li, with Hui Cheng continuing to serve as Chair of the Audit Committee.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

●	reviewing and approving our overall compensation policies;

●	reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of those goals and objectives, reporting the results of such evaluation to the Board of Directors, and determining our Chief Executive Officer’s compensation level based on this evaluation;

●	determining the compensation level of our other executive officers;

●	making recommendations to the Board of Directors with respect to our incentive-compensation plan and equity-based compensation plans;

●	administering our equity-based compensation plans in accordance with the terms thereof; and

●	such other matters that are specifically delegated to the Compensation Committee by our Board of Directors from time to time.

Our Compensation Committee currently consists of Alan Curtis, Peter Nobel and Hui Cheng, with Peter Nobel as Chair of the Compensation Committee.

We have determined that all the members of the Compensation Committee satisfy the “independence” requirements of Rule 5605(a) of the Nasdaq Listing Rules.

If Mr. Li is elected at the Meeting, Mr. Li will succeed Mr. Nobel as a director, and Mr. Nobel’s service as a director and as Chair of the Compensation Committee will end at the conclusion of the Meeting.

Following the Meeting, assuming all Director Nominees are elected and Mr. Li succeeds Mr. Nobel, the Compensation Committee is expected to consist of Alan Curtis, Hui Cheng and Jialin Li, with Alan Curtis serving as Chair of the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for, among other things:

●	selecting and recommending to the Board nominees for election by the shareholders or appointment by the Board;

●	reviewing annually with the Board the current composition of the Board with regard to characteristics such as independence, knowledge, skills, experience and diversity;

●	making recommendations on the frequency and structure of Board meetings and monitoring the functioning of the committees of the Board; and

●	advising the Board periodically with regard to significant developments in the law and practice of corporate governance as well as our compliance with applicable laws and regulations, and making recommendations to the Board on all matters of corporate governance and on any remedial action to be taken.

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Our Nominating and Corporate Governance Committee currently consists of Alan Curtis, Peter Nobel and Hui Cheng, with Hui Cheng as Chair of the Nominating and Corporate Governance Committee.

We have determined that all the members of our Nominating and Corporate Governance Committee satisfy the “independence” requirements of Rule 5605(a) of the Nasdaq Listing Rules.

If Mr. Li is elected at the Meeting, Mr. Li will succeed Mr. Nobel as a director, and Mr. Nobel’s service as a director and as a member of the Nominating and Corporate Governance Committee will end at the conclusion of the Meeting.

Following the Meeting, assuming all Director Nominees are elected and Mr. Li succeeds Mr. Nobel, the Nominating and Corporate Governance Committee is expected to consist of Alan Curtis, Hui Cheng and Jialin Li, with Hui Cheng continuing to serve as Chair of the Nominating and Corporate Governance Committee.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a code of business conduct and ethics, which is applicable to all of our directors, officers and employees. We have made our code of business conduct and ethics publicly available on our website.

In addition, our Board of Directors has adopted a set of corporate governance guidelines. The guidelines reflect certain guiding principles with respect to our Board’s structure, procedures and committees. The guidelines are not intended to change or interpret any law, or our Fifth Amended and Restated Memorandum and Articles of Association.

Family Relationships

None of the directors, Director Nominees, or executive officers has a family relationship as defined in Item 401 of Regulation S-K.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors, Director Nominees, or executive officers has, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Board of Directors

Assuming all Director Nominees are elected, Mr. Li succeeds Mr. Nobel and Mr. McGillis is elected as an additional director, the Board of Directors will consist of five (5) directors following the Meeting.

Assuming all Director Nominees are elected, Dr. Alan Curtis is expected to continue to serve as Chairman of the Board following the Meeting.

Duties of Directors

Under Cayman Islands law, our directors owe certain fiduciary duties to our company, including duties of loyalty, to act honestly, and to act in what they consider in good faith to be in our best interests. Our directors also have a duty to exercise the skills they actually possess and such care and diligence that a reasonably prudent person would exercise in comparable circumstances. It was previously considered that a director need not exhibit in the performance of his duties a greater degree of skill than what may reasonably be expected from a person of his knowledge and experience. However, English and Commonwealth courts have moved towards an objective standard with regard to the required skill and care, and these authorities are likely to be followed in the Cayman Islands. In fulfilling their duty of care to us, our directors must ensure compliance with our Fifth Amended and Restated Memorandum and Articles of Association. We have the right to seek damages if a duty owed by our directors is breached.

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The powers of our Board of Directors include, among others:

●	convening shareholders’ annual general meetings and reporting its work to shareholders at such meetings;

●	issuing authorized but unissued shares;

●	declaring dividends and distributions;

●	exercising the borrowing powers of our company and mortgaging the property of our company;

●	approving the transfer of shares of our company, including the registering of such shares; and

●	exercising any other powers conferred by the shareholders’ meetings or under our Fifth Amended and Restated Memorandum and Articles of Association.

Director Qualifications; Interested Directors

A director is not required to hold any shares in our company by way of qualification. A director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or arrangement or proposed contract or arrangement with us shall declare the nature of his interest at the meeting of the Board of Directors at which the question of entering into the contract or arrangement is first considered, if he knows his interest then exists, or in any other case at the first meeting of the Board of Directors after he knows that he is or has become so interested. Subject to any separate requirement for the approval of the Audit Committee of the Board of Directors under applicable law or the listing rules of Nasdaq, and unless disqualified by the chairman of the relevant Board meeting, such director may vote with respect to any contract, proposed contract or arrangement in which he is so interested. A director may exercise all the powers of our company to raise or borrow money, and to mortgage or charge all or any part of its undertaking, property and assets (present and future) and uncalled capital, and issue debentures, bonds or other securities, whether outright or as collateral security for any debt, liability or obligation of our company or of any third-party. The directors may receive such remuneration as our Board may from time to time determine.

Remuneration and Borrowing

The Board may determine the remuneration to be paid to the directors. The Compensation Committee will assist the directors in reviewing and approving the compensation structure for the directors. The directors may exercise all the powers of the company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, and to issue debentures or other securities whether outright or as security for any debt obligations of our company or of any third party.

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PROPOSAL TWO — RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

While shareholder ratification of the selection of the Company’s independent registered public accounting firm is not required by the Company’s Fifth Amended and Restated Memorandum and Articles of Association or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for shareholders to ratify the Company’s selection of the independent registered public accounting firm.

On January 24, 2026, following approval by the Audit Committee, the Company appointed Tang Qian & Associates PLLC (“Tang Qian”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Audit Committee has selected Tang Qian to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Accordingly, shareholders are being asked to ratify Tang Qian’s selection.

The Audit Committee values the input of shareholders. If shareholders do not ratify Tang Qian’s selection, the Audit Committee may reconsider the selection, although it may nevertheless determine that retaining Tang Qian is in the best interests of the Company and its shareholders.

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Tang Qian was first appointed as the Company’s independent registered public accounting firm in January 2026. The Company has been advised that neither Tang Qian nor any of its associates has had any relationship with the Company, other than the usual relationship that exists between an independent registered public accounting firm and its client.

Representatives of Tang Qian are not expected to attend the Meeting and therefore are not expected to be available to respond to questions or make a statement at the Meeting.

Vote Required

The selection of Tang Qian to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 will be ratified if a simple majority of the votes cast by holders of Ordinary Shares represented in person or by proxy and entitled to vote on Proposal Two are cast “FOR” the ratification of Tang Qian’s selection.

We expect Proposal Two to be considered a routine matter under applicable broker voting rules. Accordingly, if your Ordinary Shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may have discretionary authority to vote your Ordinary Shares on Proposal Two.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF TANG QIAN & ASSOCIATES PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL THREE — INCREASE IN AUTHORIZED SHARE CAPITAL AND CORRESPONDING AMENDMENT TO MEMORANDUM OF ASSOCIATION

Overview

The Board has approved, subject to shareholder approval, a proposal to increase the Company’s authorized share capital from US$4,000,000 divided into 1,000,000,000 Ordinary Shares, par value US$0.004 per share, to US$80,000,000 divided into 20,000,000,000 Ordinary Shares, par value US$0.004 per share, by creating an additional 19,000,000,000 Ordinary Shares, par value US$0.004 per share.

The additional Ordinary Shares would rank pari passu in all respects with the Company’s existing Ordinary Shares. If Proposal Three is approved, the Company’s Fifth Amended and Restated Memorandum of Association will be amended solely to reflect authorized share capital of US$80,000,000 divided into 20,000,000,000 Ordinary Shares of par value US$0.004 per share. The form of amendment to Clause 6 of the Fifth Amended and Restated Memorandum of Association to be adopted if Proposal Three is approved is attached as Appendix A to these proxy materials.

The Board believes that the increase in authorized share capital will provide the Company with flexibility for potential future financings, strategic transactions, equity incentive arrangements and other corporate purposes. As of the date of these proxy materials, the Company has no current commitment, arrangement or understanding to issue the additional authorized Ordinary Shares, except as disclosed in the Company’s public filings.

Vote Required

Proposal Three will be approved if a simple majority of the votes cast by holders of Ordinary Shares represented in person or by proxy and entitled to vote on Proposal Three at the Meeting are cast “FOR” Proposal Three.

Abstentions and broker non-votes will have no effect on the outcome of Proposal Three, although they will be counted for purposes of determining whether a quorum is present. We expect Proposal Three to be considered a non-routine matter under applicable broker voting rules. Accordingly, brokers, banks and other nominees will not be permitted to vote uninstructed shares on Proposal Three.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL THREE.

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PROPOSAL FOUR — AUTHORIZATION OF ONE OR MORE SHARE CONSOLIDATIONS (REVERSE STOCK SPLITS)

Overview

The Board is seeking shareholder approval to authorize the Board, in its discretion and without further shareholder approval, to effect one or more share consolidations (reverse stock splits) of the Company’s issued and unissued Ordinary Shares (each, a “Share Consolidation”) at any time or from time to time on or before the third anniversary of the date of the Meeting.

Under the proposed authorization, the Board would be permitted to effect one or more Share Consolidations at such ratio or ratios of not less than 2:1 and not greater than 200:1 for each Share Consolidation and at such time or times as the Board may determine in its sole discretion; provided that the aggregate cumulative ratio of all Share Consolidations effected pursuant to this authority shall be not greater than 4,000:1.

The Board would have discretion to determine whether and when to effect any Share Consolidation, the applicable ratio for each Share Consolidation, the effective date of each Share Consolidation, the treatment of fractional shares, and, to the extent permitted by Cayman law and the Company’s memorandum and articles of association then in effect, make any corresponding proportionate adjustment to the number of authorized Ordinary Shares and the par value of each Ordinary Share. The Board may elect not to implement any Share Consolidation even if this proposal is approved.

The Board believes that the proposed authorization would provide the Company with flexibility to respond to market conditions and, if appropriate, to address Nasdaq listing requirements and facilitate future corporate or financing initiatives. The Board has not determined whether it will effect any Share Consolidation or, if it does, the timing or ratio of any such Share Consolidation.

A Share Consolidation would reduce the number of outstanding Ordinary Shares held by each shareholder proportionately. Except for the treatment of fractional shares, a Share Consolidation would not alter a shareholder’s percentage ownership interest in the Company or the relative voting rights of shareholders.

No assurance can be given that any Share Consolidation would increase the market price of the Ordinary Shares in proportion to the applicable ratio, or that any increase in the market price, if realized, would be sustained.

In connection with any Share Consolidation, the Board would address fractional-share interests in accordance with the Company’s memorandum and articles of association then in effect. The Company’s current Fifth Amended and Restated Articles of Association authorize the Board, among other things, to issue certificates in respect of fractional shares or arrange for the sale of shares representing fractional interests and distribute the net proceeds of sale proportionately among the affected shareholders.

If the Board elects to implement a Share Consolidation, it will adopt a further Board resolution fixing the final ratio and effective date and will complete the applicable Cayman filings, Nasdaq notification and public-disclosure requirements, CUSIP process, DTC eligibility process and transfer-agent procedures.

Vote Required

Proposal Four will be approved if a simple majority of the votes cast by holders of Ordinary Shares represented in person or by proxy and entitled to vote on Proposal Four at the Meeting are cast “FOR” Proposal Four.

Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal Four. We expect Proposal Four to be considered a non-routine matter under applicable broker voting rules. Accordingly, brokers, banks and other nominees will not be permitted to vote uninstructed shares on Proposal Four.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL FOUR.

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OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or electronic communications to, or by meetings with, shareholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and to request authority for the execution of the proxy.

Annual Report

The Annual Report is available on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2025.

Delivery of Proxy Materials to Households

Only one copy of these proxy materials is being delivered to multiple registered shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered shareholders who share an address and would like to receive a separate copy of these proxy materials, or have questions regarding the householding process, may contact the Company’s transfer agent, VStock Transfer LLC. Promptly upon request, a separate copy of these proxy materials will be sent. By contacting the Company’s transfer agent, VStock Transfer LLC, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate annual reports to shareholders, proxy materials and related meeting materials in the future; or (ii) request delivery of a single copy of proxy materials in the future if registered shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker-dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our Ordinary Shares, you may have received householding information from your broker, brokerage firm, broker-dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of these proxy materials or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the SEC. Such reports and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in these proxy materials should contact Shi Qiu, our Chief Executive Officer, at 1251 Avenue of the Americas, Floor 41, New York, NY 10020, by telephone at +1 (949) 678-9653 or at mfhny@chaincedigital.com.

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APPENDIX A

FORM OF AMENDMENT TO FIFTH AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

Clause 6 of the Fifth Amended and Restated Memorandum of Association of the Company shall be deleted in its entirety and replaced with the following:

“6. The share capital of the Company is US$80,000,000 divided into 20,000,000,000 Ordinary Shares with a par value of US$0.004 each with power for the Company insofar as is permitted by law, to redeem or purchase any of its shares and to increase or reduce the said capital subject to the provisions of the Companies Act (As Revised) and the Articles of Association and to issue any part of its capital, whether original, redeemed or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare every issue of shares whether declared to be preference or otherwise shall be subject to the powers hereinbefore contained PROVIDED ALWAYS that, notwithstanding any provision to the contrary contained in this Memorandum of Association, the Company shall have no power to issue bearer shares, warrants, coupons or certificates.”

The foregoing amendment shall take effect upon the passing of Proposal Three as an ordinary resolution at the Meeting and the making of the necessary filings with the Registrar of Companies in the Cayman Islands.

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